UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 17, 2016
Date of Report (Date of earliest event reported)

DELTA NATURAL GAS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-8788	61-0458329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3617 Lexington Road, Winchester, Kentucky		40391
(Address of principal executive offices)		(Zip Code)

859-744-6171
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2016, the outstanding employment agreement for Glenn R. Jennings and the outstanding officer agreements for John B. Brown, Johnny L. Caudill, Brian S. Ramsey and Matthew D. Wesolosky (the “Agreements”) were amended. The purpose of the amendments was to bring the Agreements into compliance with Section 409A of the Internal Revenue Code (“409A”).

The amendments include the following:

•	Revision of change in control definition to comply with 409A

•	Clarification of the calculation and timing for incentive compensation and bonus awards and other benefits

•	Removal of the participant’s ability to elect a lump sum payment

•	Stipulation that company automobiles do not transfer to the participant until the end of the period

•	Limitation in COBRA reimbursement to a maximum of 18 months

•	Provision requiring the mandatory delay of payments in certain scenarios

Delta intends that these revisions, together with other less significant amendment provisions, will modify the Agreements in such a way as to ensure the documents comply with 409A so the applicable safe harbors are met.

All other terms and conditions of the Agreements shall remain the same and in full force and effect.

The description of the amendments in this Item 5.02 is a summary of the material terms thereof does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement and Amendment filed as Exhibits 10.1 and 10.2 hereto, respectively, for Mr. Jennings and the Officer Agreements and Amendments filed as Exhibits 10.3 and 10.4 hereto, respectively for Mr. Brown, Exhibits 10.5 and 10.6 hereto, respectively, for Mr. Caudill, Exhibits 10.7 and 10.8 hereto, respectively, for Mr. Ramsey and Exhibits 10.9 and 10.10 hereto, respectively, for Mr. Wesolosky.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company's Annual Meeting of Shareholders was held on November 17, 2016. At that meeting, there were 6,517,471 shares of common stock present in person or by proxy and entitled to vote. The matters voted upon and the results of the vote are set forth below.

Proposal One: Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders approved the ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year ending June 30, 2017.

Voted For	Voted Against	Abstain	Uncast

6,462,121	30,044	25,106	200

Proposal Two: Election of Directors

Shareholders elected each of the following nominees as a director to serve three-year terms expiring on the date of the annual meeting of the Company in 2019.

Nominees	Voted For	Withheld	Broker Non-Votes

Sandra C. Gray	4,317,569	127,418	2,072,484

Edward J. Holmes	4,325,087	119,900	2,072,484

Rodney L. Short	4,319,656	125,331	2,072,484

Glenn R. Jennings, Fred N. Parker and Arthur E. Walker, Jr. will continue to serve on our Board of Directors until the election in 2017. Linda K. Breathitt, Jacob P. Cline, III and Michael J. Kistner will continue to serve on our Board of Directors until the election in 2018.

Proposal Three: Non-Binding, Advisory Vote to Approve the Compensation Paid our Named Executive Officers

Shareholders approved the compensation paid our named executive officers for fiscal 2016.

Voted For	Voted Against	Abstain	Broker Non-Votes

4,165,472	178,907	100,608	2,072,484

Item 8.01	Other Events

On November 17, 2016, Delta's Board transferred Jacob P. Cline, III from the Audit Committee to the Corporate Governance and Compensation Committee and Fred N. Parker from the Corporate Governance and Compensation Committee to the Audit Committee. All other committee assignments remain as disclosed in the 2016 Proxy Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

10.1
Employment agreement dated March 1, 2000, between Glenn R. Jennings, Registrant's Chairman of the Board, President and Chief Executive Officer, and Registrant is incorporated herein by reference to Exhibit (k) to Registrant's Form 10-Q (File No. 000-08788) dated March 31, 2000.

10.2	Amendment to Employment Agreement, dated November 17, 2016, between the Registrant and Glenn R. Jennings.

10.3
Officer agreement dated March 1, 2000, between John B. Brown and Registrant is incorporated herein by reference to Exhibit 10(k) to Registrant's Form 10-Q (File No. 000-08788) for the period ended March 31, 2000.

10.4	Amendment to Officer Agreement, dated November 17, 2016, between Registrant and John B. Brown.

10.5
Officer agreement dated March 1, 2000, between Johnny L. Caudill and Registrant is incorporated herein by reference to Exhibit 10(k) to Registrant's Form 10-Q (File No. 000-08788) for the period ended March 31, 2000.

10.6	Amendment to Officer Agreement, dated November 17, 2016, between Registrant and Johnny L. Caudill.

10.7
Officer agreement dated November 20, 2008, between Brian S. Ramsey and Registrant is incorporated herein by reference to Exhibit 10(a) to Registrant's Form 8-K (File No. 000-08788) dated November 21, 2008.

10.8	Amendment to Officer Agreement, dated November 17, 2016, between Registrant and Brian S. Ramsey.

10.9
Officer agreement dated November 19, 2010, between Matthew D. Wesolosky and Registrant is incorporated herein by reference to Exhibit 10(a) to Registrant's Form 8-K (File No. 000-08788) dated November 24, 2010.

10.10	Amendment to Officer Agreement, dated November 17, 2016, between Registrant and Matthew D. Wesolosky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA NATURAL GAS COMPANY, INC.

Date: November 18, 2016	By:	/s/John B. Brown
John B. Brown
Chief Operating Officer, Treasurer and Secretary